                                                   ALLIANCE CAPITAL MANAGEMENT L.P.

                                              Discretionary Investment Advisory Agreement

                                                                 with

                                                       American Skandia Life Assurance Corporation
--------------------                                   --------------------------------------------
                                                           (Name of Client)

                                                             Dated , 2001
                                                                         -
                                                           (Effective Date)

                  Alliance  Capital  Management L.P. (the "Adviser") and the  undersigned  (the "Client")  hereby agree as of the above date that the  Adviser  shall act as  discretionary  investment  manager  with  respect  to assets of the Client  described  below (the
"Account") on the following terms and conditions:

1.       The Account                The Account shall initially consist of cash, cash equivalents,  stocks, bonds, and other securities
         -----------
or assets  the  Client  places in the  Account  or which  shall  become  part of the  Account  as a result of  transactions.  All cash, securities  and other  assets in the Account  shall be held by such other party as the Client  shall  designate as trustee or custodian
(the  "Custodian").  The Adviser shall not be  responsible  for any custodial  arrangements  involving any assets of the Account or for the payment of any  custodial  charges and fees,  nor shall the Adviser have  possession  or custody of any such assets.  All payments, distributions  and other  transactions in cash,  securities or other assets in respect of the Account shall be made directly to or from the  Custodian,  and the Adviser shall have no  responsibility  or liability  with respect to  transmittal or safekeeping of such cash, securities  or other assets of the  Account,  or the acts or omissions  of the  Custodian  or others with respect  thereto.  The Client agrees to provide or instruct the Custodian to provide to the Adviser such  information as the Adviser may reasonably  request as being necessary or appropriate to the performance of the Adviser's responsibilities to the Client under this Agreement.
         2.       Services of Adviser
                  -------------------

                  By execution of this  Agreement,  the Adviser  accepts  appointment  as investment  manager for the Account with full discretion  and agrees to  supervise  and direct the  investments  of the  Account in strict  conformity  with any  written  investment objectives,  policies  and  restrictions  of the Client,  including  any funding  policy,  furnished to the Adviser or attached to this
Agreement as an Exhibit, as the same may be amended by the Client from time to time (collectively,  the "Investment  Policy").  Adviser will notify Client of any occurrence  which would prevent  Adviser from acting in strict  conformity with such  Investment  Policy.  In the  performance  of its  services,  the Adviser  will not be liable for any error in judgment or any acts or  omissions  to act except those resulting from the Adviser's negligence,  willful misconduct,  malfeasance,  material breach of this Agreement,  violation of law or reckless  disregard of its  obligations  hereunder.  Nothing  herein shall in any way constitute a waiver or limitation of any right of any person under the Federal  securities laws or any other applicable  federal or state law, rule or regulation.  Client retains the right to appoint other investment managers with respect to any of its assets other than the assets designated in the Account.

               At such  intervals as shall be mutually  agreed upon between the parties,  the Adviser  shall  furnish the Client with a written report and inventory of the  investments  in the Account,  performance  tabulations,  a summary of purchases and sales and such other reports as shall be agreed upon from time to time. The Adviser shall also reconcile  accounting,  transaction  and  asset-summary data with  custodian  reports at times that are  mutually  agreeable  to the Adviser and the Client.  In  addition,  the Adviser  shall communicate  and resolve any significant  discrepancies  with the Custodian.  It is agreed that the Adviser,  in the maintenance of its records,  does not assume  responsibility  for the accuracy of  information  furnished by the Client or any other  person.  The Adviser shall permit the books and records  maintained  with  respect to the Account to be inspected  and audited by the Client or its agent at all times during normal business hours upon reasonable  notice.  The Adviser shall  immediately  notify the Client of any legal process served upon it in connection with the activities hereunder.

         4.       Investment Objectives, Policies and Restrictions
                  ------------------------------------------------

                  It will be the Client's  responsibility to notify the Adviser in writing of the investment objectives and policies of the Account,  and of any modifications  therein,  as well as any specific  investment  restrictions  applicable thereto and to give the
Adviser  prompt  written  notice if the Client deems any  investments  made for the Account to be  inconsistent  with such  objectives, policies  or  restrictions.  The Client is also  required  to notify the  Adviser in writing of  specific  restrictions  governing  the
Account  under the  current  or  pending  laws of any  jurisdiction  or by virtue of the  terms of any  other  contract  or  instrument purporting to bind the Client or Adviser.

         5.       Delivery of Client Documentation
                  --------------------------------

                  No later than the date of this Agreement,  the Client will provide the Adviser with copies of all documents  relevant to the Adviser's management of the Account,  (i.e. trust agreement,  pension plan documents,  by-laws,  etc.), including the Investment
Policy.  The Client  further  agrees to promptly  deliver to the Adviser true and complete  copies of all  amendments or supplements to such documents.  The Adviser will be indemnified and held harmless against any and all losses,  costs,  claims and liabilities which it may suffer or incur  arising  out of any  failure by the Client to provide to the Adviser the  documents  required to be  furnished  in accordance with the above provisions.

         6.       Discretionary Authority
                  -----------------------

                  The Adviser,  whenever it deems  appropriate  and without  prior  consultation  with the Client,  may (i) buy,  sell, exchange,  convert,  liquidate or otherwise trade in any stock,  bonds and other securities  (including  money market  instruments) and contracts  relating to the same,  and (ii)  subject to the  provisions  of Section 7 hereof,  place  orders for the  execution  of such transactions with or through such brokers, dealers or issuers as the Adviser in its absolute discretion may select.

                  It is understood that, to the extent expressly  permitted by the Investment  Policy referred to above, the Adviser or an affiliate of the Adviser may also effect  transactions for the Account in options and financial futures,  stock market index futures and other commodity  contracts.  In such event, the Client will execute any additional  documentation which the Adviser deems necessary to enable it or its  affiliate to engage in such  transactions  on behalf of the Account.  Client  represents  and warrants  that it is familiar with the  requirements  of the  Commodity  Exchange Act and the National  Futures  Association  pertaining  to commodity  pool operators and has determined that it is in compliance with such requirements, to the extent applicable.

         7.       Allocation of Brokerage
                  -----------------------

                  In connection with the investment and  reinvestment of the assets of the Account , the Adviser is responsible for the selection of  broker-dealers  to execute purchase and sale transactions for the Account in conformity with any policy for brokerage the
Client may determine  from time to time and provide to the Adviser in writing  (such policy to be subject to the  remaining  provisions of this Section 7), as well as the  negotiation  of brokerage  commission  rates with such  executing  broker-dealers.  Generally,  the
Adviser's primary  consideration in placing Account  investment  transactions with  broker-dealers for execution will be to obtain, and maintain the availability of, best execution at best available price ("Best Execution").

                  Consistent with this policy,  when placing orders for the execution of transactions for the Account,  the Adviser may allocate such transactions to such  broker-dealers,  for execution on such markets,  at such prices and at such commission rates, as in the good faith judgment of the Adviser will be in the best  interests of the Client.  In the selection of such  broker-dealers  and the negotiation  of  brokerage  commission  rates,  the Adviser will take into  consideration  not only the  available  prices and rates of brokerage  commissions,  but  also all  other  relevant  factors  (such  as,  without  limitation,  execution  capabilities,  financial responsibility,  responsiveness,  trading experience,  reputation and integrity, facilities, financial services offered, willingness to commit capital,  access to underwriting offerings and secondary markets,  reliability in executing trades, record keeping,  fairness in resolving  trade  disputes,  available  liquidity,  current  market  conditions,  and the  value of the  expected  contribution  of the broker-dealer to the investment performance of the Account on a continuing basis).

                  Subject to such  policies  and  procedures  as the Client may  determine  and  provide to the  Adviser in writing and subject to the Adviser's  obligations to seek Best Execution,  the Adviser shall have the discretion to effect investment  transactions for the Account through  broker-dealers  (including to the extent permissible under applicable law, Sanford C. Bernstein & Co., LLC and other  broker-dealers  affiliated  with the Adviser)  qualified to obtain best  execution of such  transactions  who provide  brokerage and/or  research  services as such services are defined in Section 28(e) of the Securities  Exchange Act of 1934, as amended (the "1934
Act"),  and to cause the Account to pay any such  broker-dealers  an amount of commission  for effecting an investment  transaction  in excess of the amount of commission another  broker-dealer would have charged for effecting that transaction,  if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research  services  provided by such broker-dealer,  viewed in terms of either that particular  investment  transaction or the Adviser's overall  responsibilities with respect to the Account or other accounts as to which the Adviser  exercises  investment  discretion (as such term is defined in section
3(a) of the 1934 Act).  Allocations  of orders placed by the Adviser on behalf of the Account to such  broker-dealers  shall be in such amounts and proportions as the Adviser shall  determine in good faith in conformity  with its  responsibility  under  applicable  laws, rules and regulations and any applicable  exemptions and administrative  interpretations set forth in Part II of the Adviser's Form ADV
Registration  Statement on file with the  Securities  and Exchange  Commission  ("Form ADV").  The Adviser will submit  reports on such allocations  to the Client  regularly as requested by the Client,  in such form as may be mutually  agreed upon by the parties  hereto, indicating the  broker-dealers  to whom such  allocations have been made and the basis therefor.  In all such dealings,  the Affiliated
Broker-Dealers  shall be  authorized  and  entitled  to retain  any  commissions,  remuneration  or  profits  which may be made in such transactions and shall not be liable to account for the same to Client.

                  The  Client  further  authorizes  the  Adviser  and  any  broker-dealer  deemed  to be an  affiliate  of the  Adviser
("Affiliated  Broker-Dealers")  to execute agency cross  transactions  (the "Agency Cross  Transactions")  on its behalf.  Agency Cross
Transactions are transactions  which may be effected by the Affiliated  Broker-Dealers  acting for both the Client and the counterparty to the  transaction.  Agency Cross  Transactions  enable the Adviser to aggregate  purchases or sales of securities for the Client at a set price and  possibly  avoid an  unfavorable  price  movement  that may be created by placing  such  purchase  or sale order into the market.  As such, the Adviser believes that Agency Cross  Transactions can provide  meaningful  benefits for the Client and its clients generally.  Client  should be aware,  however,  that in an Agency  Cross  Transaction  an  Affiliated  Broker-Dealer  will be receiving
commissions  from  both  sides  of  the  trade  and,  therefore,   there  is  a  potentially  conflicting  division  of  loyalties  and responsibilities.

                  In the event the Client  requests  that the Adviser  direct a portion of the  transactions  for the Account to one or more  particular  broker-dealers,  the Adviser will endeavor to comply with such request  provided that (i) the Client's  request is in writing and in a form  acceptable  to the Adviser,  (ii) the request  indicates a target  percentage  of trades to be so directed,  and
(iii) the terms of such  directed  brokerage  arrangement  will not  hinder the  Adviser's  ability to obtain  Best  Execution  for the
Account, as determined by the Adviser in its sole discretion and subject to the provisions of this Agreement.

         8.       Aggregation of Transactions
                  ---------------------------

                  The Client  authorizes the Adviser in its  discretion to aggregate  purchases and sales of securities for the Account with  purchases  and  sales of  securities  of the same  issuer  for other  clients  of the  Adviser  occurring  on the same day.  When transactions are so aggregated,  the actual prices applicable to the aggregated  transactions will be averaged, and the Account and the accounts of other  participating  clients of the Adviser  will be deemed to have  purchased  or sold their  proportionate  share of the securities involved at the average price so obtained.

         9.       Transaction Procedures
                  ----------------------

                  All  transactions  will be settled by payment to, or delivery  by, the  Custodian  of all cash,  securities  or other assets due to or from the Account.  The Adviser may issue such  instructions  to the Custodian as may be appropriate in connection with the  settlement  of  transactions  initiated by the Adviser.  Instructions  of the Adviser to the  Custodian  shall be  transmitted  in writing or, at the option of the  Adviser,  orally and  confirmed  in writing as soon as  practical  thereafter.  The Adviser will take reasonable  measures to insure that  broker-dealers  and issuers selected by the Adviser perform their  obligations with respect to the
Account.  No assets of the Account may be withdrawn  other than for  settlement of  transactions  on behalf of the Account  except upon written authorization of the appropriate officers of the Client.

         10.      Fees
                  ----

                  The  compensation  of the Adviser for its services  under this  Agreement  shall be calculated and paid in accordance with the Fee  Schedule  attached  hereto as Exhibit A, as the same may be  amended  in  writing  from time to time by mutual  agreement between  the  Client  and the  Adviser.  It is  understood  that,  in the  event  that  such  fees are to be  billed to and paid by the
Custodian, the Client will provide written authorization to the Custodian to pay the fees of the Adviser directly from the Account.

                  The Client and the Adviser shall not be considered as partners or participants  in a joint venture.  The Adviser will pay its own expenses for the services to be provided  pursuant to this  Agreement  and will not be obligated to pay any expenses of the
Client.  The Client will not be obligated to pay any expenses of the Adviser.

         11.      Confidential Relationship
                  -------------------------

                  All  information  or  recommendations  provided  by the  Client  or the  Custodian  to the  Adviser  shall be held as confidential by the Adviser;  provided,  however,  as is necessary to carry out the purposes of this Agreement or as may be required by law, the Adviser  shall be permitted to disclose or  communicate  to a proper  party any  information  received  from the Client or the
Custodian or developed by the Adviser  under the terms of this  Agreement.  All  recommendations,  advice and other work product of the
Adviser  developed  under the terms of this  Agreement  and  disclosed to the Client or the  Custodian  shall be held as  confidential, except as required by law.  This paragraph shall survive the termination of this Agreement.

                  Notwithstanding  the foregoing,  the Client hereby authorizes the Adviser to disclose through whatever means it deems appropriate (check, sign and date the appropriate boxes below):

         (a)  Yes    No                 that the Client is an investment management client of the Adviser;

         (b)  Yes    No                the type of  investment  mandate(s)  that the Adviser is  managing  for the Client from time to time (e.g., domestic equity); and/or

         (c)  Yes    No                  solely  in  the  limited  context  of  the  Adviser's  responses  to  Request  for
                                            Proposals,  the value of the  assets  managed  for the Client by the  Adviser  from time to time.

If the Client does not check  either  "yes" or "no" to any of the  requested  disclosure  authorizations  indicated  in (a) through (c)
above,  the Client  shall be deemed to object to the  Adviser  disclosing  the  indicated  information.  The  Client  may revoke  these authorizations at any time by written notice to the Adviser.

         12.      Services to Other Clients
                  -------------------------

                  It is  understood  that the Adviser  performs  investment  advisory  services  for various  clients  including  other institutions  or  investors.  The Client  agrees that the  Adviser  may give  advice and take  action with  respect to any of its other clients which may differ from advice  given,  or the timing or nature of action  taken,  with respect to the Account,  so long as it is the Adviser's  policy,  to the extent practical,  to allocate  investment  opportunities to the Account over a period of time on a fair and equitable basis relative to other clients.

                  Nothing in this  Agreement  shall limit or restrict  the Adviser or any of its  directors,  officers,  affiliates  or employees from buying,  selling or trading in any  securities or other assets for its or their own account or accounts,  and the Client acknowledges that the Adviser,  its directors,  officers,  affiliates and employees,  and other clients of the Adviser, may at any time have, acquire,  increase,  decrease or dispose of positions in investments which are at the same time being acquired,  held or disposed of for the Account.

                  The Adviser will not have any  obligation to initiate the purchase or sale, or to recommend for purchase or sale, for the Account any security or other asset which the Adviser,  its  directors,  officers,  affiliates or employees  may purchase,  hold or sell for its or their own accounts or for the accounts of any other clients of the Adviser.

         13.      Non-Public Information
                  ----------------------

                  The Adviser will have no obligation to purchase or sell for the Account the  securities of any issuer on the basis of any material non-public information as may come into its possession.

         14.      Proxies
                  -------

                  The Adviser will  deliver all  information  it receives  with respect to the voting of proxies to the Client no later than ten days following the Adviser's  receipt  thereof.  Upon the Client's  request,  the Adviser will take such action or render such advice with respect to the voting of proxies  solicited by or with respect to the issuers of  securities in which assets of the Account may be invested from time to time.

         15.      Representations by Client
                  -------------------------

                  The Client  represents  and warrants that the  employment  of the Adviser is  authorized  by the governing  documents relating to the Account and that the terms of this  Agreement  do not  violate  any  obligation  by which the Client is bound,  whether arising by  contract,  operation  of law or  otherwise  and,  if the  Client is a person  other  than a natural  person,  that (i) this
Agreement  has been duly  authorized  by  appropriate  action  and when  executed  and  delivered  will be  binding  upon the Client in accordance  with its terms and (ii) the Client  will  deliver to the  Adviser  such  evidence  of such  authority  as the  Adviser  may reasonably require.

         16.      Representations by Adviser
                  --------------------------

                  The Adviser represents that (i) it is registered as an investment adviser under the Investment  Advisers Act of 1940, as amended (the  "Advisers  Act") and is  registered or licensed as an investment  adviser  under the laws of all  jurisdictions  which require it to be so  registered or licensed,  or is exempt from such  registration  requirements;  (ii) it will use its best efforts to maintain each such  registration  or license in effect at all times during the term of this  Agreement;  (iii) it will promptly  notify the Client if it ceases to be so  registered,  if  registration  is suspended  for any reason,  or if it is notified by any  regulatory organization or court of competent  jurisdiction that it should show cause why its registration  should not be suspended or terminated;
and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         17.      Indemnification
                  ---------------

                  The Client agrees to indemnify and hold the Adviser, Adviser's directors, officers, employees,  representatives,  any affiliated  person of the Adviser and each person,  if any who,  within the meaning of applicable law,  controls the Adviser,  harmless against any and all losses, claims,  damages,  liabilities or litigation (including reasonable legal and other expenses),  to which the
Adviser or each of them may become subject under any statute, law, rule or regulation,  at common law or otherwise,  arising out of the
Client's  responsibilities  hereunder to the extent of and as a result of the negligence,  willful  misconduct,  malfeasance,  material breach of this  Agreement,  violation of applicable law or reckless  disregard of its obligations  hereunder by the Client,  any of the
Client's directors, officers, employees, representatives or any affiliate of or any person acting on behalf of the Client.

                  The Adviser agrees to indemnify and hold the Client, Client's directors,  officers, employees,  representatives,  any affiliated  person of the Client and each person,  if any who,  within the meaning of  applicable  law,  controls the Client,  harmless against any and all losses, claims,  damages,  liabilities or litigation (including reasonable legal and other expenses),  to which the
Client or each of them may become subject under any statute,  law, rule or regulation,  at common law or otherwise,  arising out of the
Adviser's  responsibilities  hereunder to the extent of and as a result of the negligence,  willful misconduct,  malfeasance,  material breach of this Agreement,  violation of applicable law or reckless  disregard of its obligations  hereunder by the Adviser,  any of the
Adviser's directors, officers, employees, representatives or any affiliate of or any person acting on behalf of the Adviser.

         18.      Valuation
                  ---------

                  In  computing  the  market  value of any  security  held in the  Account,  which is listed on a  national  securities exchange,  the Adviser shall value such security through  independent,  recognized pricing services utilized by the Adviser for pricing securities held in its advisory  accounts  generally.  Any other security or asset shall be valued in a manner determined in good faith by the Adviser to reflect its fair market value.

19.      Receipt of Disclosure Statement
         -------------------------------

                  The Adviser has provided the Client with the Adviser's most recent balance sheet, a list of those persons  authorized by the Adviser to give written and/or oral  instructions  to the  Custodian;  the Adviser's Code of Ethics and Part II of the Adviser's
Form ADV in  compliance  with Rule  204-3(b)  under the Advisers Act more than forty eight (48) hours prior to the date of execution of this Agreement.  The Advisor will furnish the Client from time to time with copies, properly certified or otherwise  authenticated,  of all  amendments or supplements to the foregoing,  if any. Such  amendments or supplements  will be provided  within 30 days of the time such materials  become  available to the Adviser.  Any  amendments or  supplements  to the foregoing will not be deemed  effective with respect to the  Client  until the  Client's  receipt  thereof.  The  Adviser  will  provide  additional  information  as the Client may reasonably request in connection with the Adviser's performance of its duties under this Agreement.

         20.      Notices
                  -------

                  Unless otherwise specified herein, all notices,  instructions and advice with respect to security transactions or any other matters  contemplated  by this Agreement  shall be deemed duly given when received by the Adviser,  the Client and the Custodian, as applicable,  at their  respective  addresses  appearing  below. The Adviser may rely upon any written notice from any person who has been properly authorized by the Client pursuant to paragraph 21 below.

         21.      Specimen Signatures
                  -------------------

The  Adviser  will  forward  from time to time to the Client  and the  Custodian  a list of names and  specimen  signatures  of persons authorized  to act on behalf of the  Adviser.  The  Client  will  forward to the  Adviser a list of names and  specimen  signatures  of persons  authorized  to act on Client's  behalf and shall cause the  Custodian  to forward a like list and specimen  signatures  to the
Adviser.  The  Adviser  will  notify  the  Client  within  a  reasonable  time of any  change  in the  personnel  in the  Adviser  with responsibility  for making  investment  decisions in relation to the Account or who have been  authorized to give  instructions  to the
                                                                     --------
Custodian.  The  Client  will  notify  the  Adviser  within a  reasonable  time of any  change  in the  personnel  in the  Client  with responsibility  for making  investment  decisions in relation to the Account or who have been  authorized to give  instructions  to the
                                                                     --------
Custodian.

         22.      Invalid Provisions
                  ------------------

                  If any provision of this Agreement is held to be illegal,  invalid or unenforceable under present or future law, such provision shall be fully  severable,  and this Agreement shall be construed and enforced as if such illegal,  invalid or  unenforceable provision had never comprised a part of this Agreement,  and the remaining  provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Agreement.

         23.      Termination; Assignment; Amendment
                  ----------------------------------

                  This  Agreement  may be  terminated  at any time by either party giving to the other at least thirty (30) days' prior written  notice of such  termination.  Fees paid in advance of the  effectiveness  of the  termination  will be prorated to the date of termination  specified in the notice of termination,  and any unearned  portion thereof will be refunded to the Client.  No assignment, as that term is defined in the Advisers  Act,  shall be made by the Adviser  without the written  consent of the Client.  No assignment shall be deemed to result  from  changes in the  directors,  officers  or  employees  of the  Adviser  except as may be provided in the
Advisers  Act.  The  Adviser  agrees  that it will notify the Client of any change in the  membership  of the  general  partners of the
Adviser within a reasonable time after such change.  This  Agreement,  including the attached  exhibits,  may be amended or modified at any time by mutual agreement in writing.

         24.      Counterparts
                  ------------

                  This Agreement may be executed in two or more counterparts, each one of which shall be deemed to be an original.

         25.      Governing Law
                  -------------

                  To the extent Federal law and the laws of the State of Connecticut  governing  insurance  separate accounts regulated by the  Connecticut  Department of Insurance do not apply,  this  Agreement  shall be construed in accordance  with and governed by the laws of the State of New York.

         26.      Entire Agreement
                  ----------------

                  This Agreement constitutes the entire agreement of the parties with respect to management of the Account.
                                                                                                                   -------

         IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement to be executed by their respective  representatives  as of the date first above written.

                                                     NAME OF
                                                     CLIENT:            American Skandia Life Assurance Corporation
                                                                 ---------------------------------------------------

                                                     BY:
                                                                 --------------------------------------------------

                                                                               (Print Name and Title)
                                                                   and

                                                     BY:
                                                                 --------------------------------------------------

                                                                               (Print Name and Title)

                                                     ADDRESS:

                                                     ALLIANCE CAPITAL MANAGEMENT L.P.

                                                     BY:  Alliance Capital Management
                                                            Corporation, its General Partner

                                                     BY:
                                                          ------------------------------------------------
Mark R. Manley
                                                          Assistant Secretary

                                                     ADDRESS:    1345 Avenue of the Americas
                                                                        New York, N.Y.  10105

                                                       New Account Documentation
                                                                  for

                                                      American Skandia Life Assurance Corporation
------------------                                    --------------------------------------------

         We will require the following documents to establish our investment management relationship with:

l.       Fully executed advisory agreement (with fee schedule attached).

2.       Accurate list of securities to be transferred to new account unless initially consisting of cash or cash equivalents.

3.       Written statement of investment objectives, guidelines and restrictions and funding policy, if any.

4.       Written statement of client's desires, if any, regarding brokerage placement.

5.       Form W-9 or W-8.

6.       List of Authorized Signatories.

7.       Client's authorization of  appointment of Alliance as investment adviser.

8.       Copy of custodian agreement or similar agreement.

                                                      EXHIBIT A

                                                    Fee Schedule
                                                    ------------

               The fee for  management  of the assets in the  Account is billed and  payable on the last day of each  calendar  quarter
based upon the value of the average net assets in the Account for each  quarter.   For purposes of this  agreement,  average net assets
shall mean the total assets in the applicable Account,  including all cash and cash equivalents,  accrued interest and the market value of all  securities  and other assets as determined  by the Manager as of the  applicable  date of  determination  less all  liabilities including  brokerage  commissions (but  excluding  the  Management  fee being  computed)  payable with respect to the Account.  If this
Agreement is terminated, the payment described herein shall be prorated to the date of termination.

Two separate fee schedules will apply to the management of Separate Account D (SAD) and the Money Market (MM) account.  The investment management fee schedule for the MM account will decrease as the total assets under management of SAD and MM combined grow.
INSURANCE ASSET MANAGEMENT - SEPARATE ACCOUNT D (SAD)
-----------------------------------------------------

Fee on Account assets only

                                0.130%            on the first   $500 million
                                0.115%            on the next   $500 million
                                0.100%            on the balance

                                                           MONEY MARKET (MM)
                                                           -----------------

Fee on MM assets only                                                                Assets
                                                                                     ------

0.100%         if total assets (SAD & MM) are            $0 - $500 million
0.080%         if total assets (SAD & MM) are            $501 - $999 million
0.060%         if total assets (SAD & MM) are            $1 billion and above

                                          Alliance Investment Company Fees
                                          --------------------------------

               Whenever  assets in a client's  account are invested in an investment  company  managed by Alliance  Capital  Management
L.P., the assets in the account  invested in the  investment  company are subjected to the management fee of such company and the above fee  schedule  is then  applied in full to the  remaining  assets in the account  (excluding  the  portion  invested in the  investment company).

               In such event,  the client will incur a higher total  management  fee if the  investment  company's  management fee rate
exceeds  the rates  reflected  in the above  schedule.   In order to avoid a  duplicative  charge in respect of the  advisory  fee paid directly to Adviser by the  investment  company,  a  dollar-for-dollar  credit in the amount of the investment  company's  advisory fee attributable to the Client's investment in the investment company will be reflected in the quarterly fee statement.

               Information  regarding the investment companies managed by Alliance and their respective advisory fees is available upon request.